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                                                                   EXHIBIT 10.14

                        SCHEDULE TO FORM OF HCRI GUARANTY
           PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


                          TENANT
LEBANON,                  Financial Care
PENNSYLVANIA              Investors of
                          Lebanon, LLC

LOYALSOCK,                Financial Care
PENNSYLVANIA              Investors of
                          Loyalsock, LLC

WESTERVILLE,              Financial Care
OHIO                      Investors of
                          Westerville, LLC

MORRISTOWN,               Financial Care
TENNESSEE                 Investors of
                          Morristown,
                          LLC

OAK RIDGE,                Financial Care
TENNESSEE                 Investors of Oak
                          Ridge, LLC

SAGAMORE HILLS,           Financial Care
OHIO                      Investors of
                          Sagamore Hills,
                          LLC